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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              June 1, 2000
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                      Charles River Associates Incorporated
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               (Exact Name of Registrant as Specified in Charter)



       Massachusetts                   000-24049                  04-2372210
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



200 Clarendon Street, Boston, Massachusetts                             02116
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code           (617) 425-3000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

1. On June 1, 2000, William F. Concannon was elected to the Board of Directors of Charles River Associates Incorporated ("CRA") as a Class I Director. Mr. Concannon has been the President and Chief Executive Officer of Trammell Crow Corporate Services since 1991.

2. On June 1, 2000, J. Robert S. Prichard was elected to the Board of Directors of CRA as a Class II Director. He is the President of the University of Toronto where his appointment extends to June 30, 2000. Prior to assuming the presidency, Professor Prichard was Dean of the Faculty of Law at the University of Toronto from 1984 to 1990.

3. On June 1, 2000, Dr. Carl Shapiro was elected to the Board of Directors of CRA as a Class III Director. Dr. Shapiro is a professor at the University of California - Berkeley of antitrust, intellectual property, and business strategy. He co-founded The Tilden Group, LLC which CRA acquired in late 1998. Dr. Shapiro served as Deputy Assistant Attorney General for Economics in the Antitrust Division of the US Department of Justice from 1995 to 1996.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHARLES RIVER ASSOCIATES INCORPORATED


                                            /s/ Laurel E. Morrison
Date: June 28, 2000                    By:  ____________________________________
                                       Laurel E. Morrison
                                       Chief Financial Officer, Vice President,
                                       Finance and Administration, and Treasurer